                                                                Exhibit 10.5(C)

                                                                 --------------
                                                                 EXECUTION COPY
                                                                 --------------


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated April 30, 2007, among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-3 Trust (the "Assignee"), Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), a federally chartered savings bank ("WMB") and as acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as a master servicer of the Banc of America Funding 2007-3 Trust;

     WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated June 30, 2004, among DLJ Mortgage Capital, Inc. ("DLJMC"), Washington Mutual Mortgage Securities Corp. ("WMMSC"), the Assignor and WMB (the "Purchase Agreement"), which is attached in Appendix A hereto, the Assignor purchased the mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans") from DLJMC;

     WHEREAS, pursuant to the terms of the Purchase Agreement, WMB currently services the Mortgage Loans pursuant to (i) that certain Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between the Assignor and WMB, as servicer (the "Servicer") (as amended by (a) the Master Assignment, Assumption and Recognition Agreement (the "MAAR"), dated as of July 1, 2004, by and among Banc of America Mortgage Capital Corporation, the Assignor and WMB and
(b) that certain Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between WMB and the Assignor) (collectively, the "Servicing Agreement" and together with the Purchase Agreement, the "Underlying Agreements"), which is attached in Appendix B hereto;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, WMMSC, as a master servicer, Wells Fargo Bank, as securities administrator (in such capacity, the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under (a) the Mortgage Loans and (b) all rights and obligations under the Underlying Agreements to the extent related to the Mortgage Loans.

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Underlying Agreements other than the Mortgage Loans.

     The Assignee assumes all of the interests and rights of the Assignor under the Underlying Agreements solely with respect to the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, WMB and the Assignee that, as of the date hereof:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of the interests, rights and obligations under the Underlying Agreements as they relate to the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to WMB with respect to the Underlying Agreements or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Agreements or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Underlying Agreements or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, WMB shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records and (ii) recognize the Assignee as the owner of the Mortgage Loans. WMB acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement. The Master Servicer shall be authorized to enforce directly against the Servicer any of the obligations of the Servicer to the Assignor or its assignees provided for in the Servicing Agreement, other than the indemnification obligations of the Servicer to the Assignor only.

     4. The Servicer hereby agrees to service the Mortgage Loans in accordance with the terms of the Servicing Agreement, as modified by Section 6 herein, for the benefit of the Assignee. All remittances by the Servicer shall be made to the account or accounts designated by the Master Servicer to the Servicer in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO:
BAFC 2007-3 # 53146700.

     5. WMB hereby  represents  and warrants to each of the other parties hereto
(i) that the representations and warranties of WMB in Section 5.7 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that WMB has not taken or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     6. The Servicer hereby agrees to the following modifications to the Servicing Agreement with respect to the Mortgage Loans:

     a. Article 1. The first sentence in the definition of "Monthly Remittance Date" is hereby replaced in its entirety with the following:

          "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month."

     b. Section 3.2. Section 3.2(a) is modified by adding the following as the second paragraph of such section:

          "The Servicer shall provide to the Owner or any Master Servicer (i) the information set forth in Exhibit F-1, Exhibit F-2 and Exhibit F-3 in a mutually agreeable format and (ii) any other information readily available to the Servicer on its servicing system relating to the servicing of the Mortgage Loans the Master Servicer reasonably requires (provided, however, that the Servicer shall have no obligation to provide to the Master Servicer any information pursuant to this clause (ii) which is unduly burdensome or costly for the Servicer to provide to the Master Servicer), in such form as may be mutually agreed upon between the Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by the Servicer no later than the tenth (10th) calendar day of each month, or if such day is not a business day, the next business day, commencing on May 10, 2007 to enable the Master Servicer to provide such information to the securities administrator."

          The exhibits referenced in this Section 6(b) are attached to this Agreement on Exhibit B hereto.

     c. The Servicing Fee Rate with respect to each Mortgage Loan is specified on Exhibit A.

     7. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite
                  300 Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-3

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     WMB's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Washington Mutual Bank
                  1301 Second Avenue
                  WMC 1401
                  Seattle, Washington 98101
                  Attention: General Counsel

     The Servicer's address for purposes of all notices and correspondence related to its role as Servicer of the Mortgage Loans is:

                  Washington Mutual Bank
                  7301 Baymeadows Way
                  Jacksonville, Florida 32256
                  Attention: Investor Reporting

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-3

     8. WMB hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of WMB, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of WMB thereunder, the right to terminate WMB under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by WMB under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by WMB under the Servicing Agreement, the right to examine the books and records of WMB, the right to enforce the Owner's indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by WMB.

     Notwithstanding anything to the contrary herein, the Master Servicer hereby acknowledges and agrees that the Master Servicer's authority to enforce the obligations of WMB under the Servicing Agreement is solely in a representative capacity and that in no event shall the Master Servicer be entitled to receive indemnification rights from WMB, except as provided in Section 8.9(b) of the Servicing Agreement. Notwithstanding anything to the contrary herein, nothing shall limit the indemnification rights granted to the Assignor under the Servicing Agreement or to the Trustee as Assignee under this Agreement.

     9. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Servicing Agreement.

     10. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     11. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     12. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, WMB or BAFC may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, WMB or BAFC, respectively, hereunder.

     13. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Underlying Agreements to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Underlying Agreements.

     14. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     15. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Underlying Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                                          Bank of America, National Association,
                                                          as Assignor


                                                          By: /s/ Bruce W. Good
                                                              --------------------------
                                                          Name:        Bruce W. Good
                                                          Title:       Vice President




                                                          U.S. Bank National Association, as
                                                          Assignee


                                                          By: /s/ Melissa A Rosal
                                                              ----------------------------
                                                          Name:        Melissa A. Rosal
                                                          Title:       Vice President




                                                          Banc of America Funding Corporation


                                                          By: /s/ Bruce W. Good
                                                              --------------------------
                                                          Name:        Bruce W. Good
                                                          Title:       Vice President



                                                          Washington Mutual Bank


                                                          By: /s/ Trisha Lowe
                                                              ---------------------------
                                                          Name: Trisha Lowe
                                                          Title:       Vice President



       [Assignment, Assumption and Recognition Agreement for BAFC 2007-3]

Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A.,
as Master Servicer


By:      /s/ Raymond Delli Colli
   --------------------------------
Name:    Raymond Delli Colli
Title:   Vice President















       [Assignment, Assumption and Recognition Agreement for BAFC 2007-3]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

         [Included as Exhibits D-1 and D-2 to Exhibit 4.1 to the Current
              Report on Form 8-K pursuant to which this Assignment,
                 Assumption and Recognition Agreement is filed.]

                                    EXHIBIT B

                                   EXHIBIT F-1

          Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

           The numbers on the 332 form correspond with the numbers listed below.

          Liquidation and Acquisition Expenses:

          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          4-12. Complete as applicable. Required documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               *    For escrow advances - complete payment history

                    (to calculate advances from last positive escrow balance forward)

               * Other expenses - copies of corporate advance history showing all payments

               *    REO repairs > $1500 require explanation

               *    REO repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

               *    Unusual  or   extraordinary   items  may   require   further
                    documentation.

          13.  The total of lines 1 through 12.


          Credits:

          14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

          Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans,  use line (18a) for Part A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                 Date:  _______________
      Phone:  ______________________   Email Address:_____________________


-------------------------     ----------------------     --------------------
Servicer Loan No.                Servicer Name              Servicer Address

-------------------------     ----------------------     --------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown                   Yes           No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
(2)  Interest accrued at Net Rate                              ________________(2)
(3)  Accrued Servicing Fees                                    ________________(3)
(4)  Attorney's Fees                                           ________________(4)
(5)  Taxes (see page 2)                                        ________________(5)
(6)  Property Maintenance                                      ________________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)                 ________________(7)
(8)  Utility Expenses                                          ________________(8)
(9)  Appraisal/BPO                                             ________________(9)
(10) Property Inspections                                      ________________(10)
(11) FC Costs/Other Legal Expenses                             ________________(11)
(12) Other (itemize)                                           ________________(12)
         Cash for Keys__________________________               ________________(12)
         HOA/Condo Fees_________________________               ________________(12)
         _______________________________________               ________________(12)

         Total Expenses                                       $ _______________(13)
Credits:
(14) Escrow Balance                                           $ _______________(14)
(15) HIP Refund                                                ________________(15)
(16) Rental Receipts                                           ________________(16)
(17) Hazard Loss Proceeds                                      ________________(17)
(18) Primary Mortgage Insurance / Gov't Insurance              ________________(18a)
HUD Part A
                                                               ________________(18b)
HUD Part B
(19) Pool Insurance Proceeds                                   ________________(19)
(20) Proceeds from Sale of Acquired Property                   ________________(20)
(21) Other (itemize)                                           ________________ (21)


     ______________________________                           ________________ (21)

     Total Credits                                            $________________(22)
Total Realized Loss (or Amount of Gain)                       $________________(23)




Escrow Disbursement Detail


---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------
    Type            Date Paid       Period of Coverage        Total Paid          Base Amount        Penalties            Interest
(Tax /Ins.)
---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ------------------ ------------------- ------------------ ----------------

---------------- ----------------- ---------------------- ----------------- ------------------- ------------------ -----------------


                                   EXHIBIT F-2

                       FORM OF SERVICER INFORMATION - WMB

     The following information will be e-mailed to the Master Servicer by WMB:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

In addition, a hard copy of the following information will be sent to the Master Servicer by WMB:

DELINQUENCIES:
                  1-30
                  31-60
                  61-90
                  91 +
         Foreclosures
         REO Properties

                                                  EXHIBIT F-3

     Standard File Layout - Scheduled/Scheduled

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Max
Column Name              Description                                                            Decimal     Format Comment   Size
------------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of loans.                       Text up to 10
                                                                                                            digits             20
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the investor.                         Text up to 10
                                                                                                            digits             10
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.  This may be                   Text up to 10      10
                         different than the LOAN_NBR.                                                       digits
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.  It is not separated by                 Maximum length     30
                         first and last name.                                                               of 30 (Last, First)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest payment that a           2      No commas(,) or    11
                         borrower is expected to pay, P&I constant.                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.                         4      Max length of 6    6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service fee rate as reported by       4      Max length of 6    6
                         the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the Servicer.             4      Max length of 6    6
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by the Servicer.           2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the Servicer.                    2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.                              4      Max length of 6    6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a forecasted rate.             4      Max length of 6    6
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the beginning of the             2      No commas(,) or    11
                         processing cycle.                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of the processing        2      No commas(,) or    11
                         cycle.                                                                             dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the borrower's next                   MM/DD/YYYY         10
                         payment is due to the Servicer, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                                 2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first curtailment amount.                 MM/DD/YYYY         10
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment amount, if                2      No commas(,) or    11
                         applicable.                                                                        dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.                                2      No commas(,) or    11
                                                                                                            dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second curtailment amount.                MM/DD/YYYY         10
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment amount, if               2      No commas(,) or    11
                         applicable.                                                                        dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.                                 2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third curtailment amount.                 MM/DD/YYYY         10
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment amount, if                2      No commas(,) or    11
                         applicable.                                                                        dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the Servicer.                 2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------


PIF_DATE                 The paid in full date as reported by the Servicer.                                 MM/DD/YYYY         10
------------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to                                             Action Code Key: 15  2
                         indicate the default/delinquent status                                             =Bankruptcy, 30=
                         of a particular loan.                                                              Foreclosure, 60=PIF,
                                                                                                            63=Substitution,
                                                                                                            65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by the Servicer.          2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if applicable.                    2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.                             2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if applicable.                2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the beginning of the      2      No commas(,) or
                         cycle date to be passed through to investors.                                      dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the end of a            2      No commas(,) or
                         processing cycle.                                                                  dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the Servicer for the          2      No commas(,) or
                         current cycle -- only applicable for Scheduled/Scheduled Loans.                    dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the service fee amount for         2      No commas(,) or
                         the current cycle as reported by the Servicer -- only applicable for               dollar signs ($)   11
                         Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the Servicer for the current       2      No commas(,) or
                         reporting cycle -- only applicable for Actual/Actual Loans.                        dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the service fee amount for the        2      No commas(,) or
                         current reporting cycle as reported by                                             dollar signs ($)   11
                         the Servicer -- only applicable for
                         Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays on his loan as          2      No commas(,) or
                         reported by the Servicer.                                                          dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by the servicer.          2      No commas(,) or
                                                                                                            dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification for the loan.                       MM/DD/YYYY         10
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                                             Varchar - value
                                                                                                            can be alpha or
                                                                                                            numeric            30
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances made by             2      No commas(,) or
                         Servicer.                                                                          dollar signs ($)   11
------------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                               Purchase Agreement

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated June 30, 2004, among DLJ Mortgage Capital, Inc., a Delaware corporation ("Assignor"), Washington Mutual Mortgage Securities Corp., a Delaware corporation ("Seller"), Bank of America, N.A., a national banking association ("Assignee"), and Washington Mutual Bank, FA (the "Servicer").

     For and in consideration of the purchase price as set forth in, and calculated pursuant to, that certain Purchase Price and Terms Letter dated May 11, 2004 by and between Assignor and Assignee, which is hereby incorporated by reference, and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser thereof, in, to and under
(a) those certain Mortgage Loans listed on Exhibit A attached hereto (the "Mortgage Loans"), (b) that certain Mortgage Loan Purchase Agreement, dated as of June 1, 2004 by and between Assignor and Seller together with the Memorandum of Sale (together, the "Purchase Agreement"), dated as of June 30, 2004 by and between Assignor and Seller, with respect to the Mortgage Loans, (c) that certain Servicing Agreement (the "Interim Servicing Agreement"), dated as of June 1, 2004 by and between Assignor and Seller as it relates to the Mortgage Loans, a copy of which is attached hereto, it being understood and agreed that Exhibit A attached hereto shall constitute the Mortgage Loan Schedule for purposes of the Interim Servicing Agreement and (d) that certain Custodial Agreement (the "Custodial Agreement"), dated as of June 30, 2004 by and among Seller, Assignor and U.S. Bank National Association (the "Custodian").

     2. The Assignor warrants and represents to, and covenants with, Assignee that:

               i. (a) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever.

               ii. (b) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans.

               iii. (c) The  Assignor  has not  waived or  agreed to any  waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Interim Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Interim Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments  of  rights  or  obligations  under or  defaults under, the Purchase Agreement, the Interim Servicing Agreement, the Custodial Agreement or the Mortgage Loans.

               iv. (d) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 ("1933 Act") or that would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

               v. (e) If any Mortgagor is thirty (30) days or more delinquent with respect to the first Monthly Payment due to the Assignee under a Mortgage Loan, the Assignor shall, at the Assignee's option, repurchase such Mortgage Loan from the Assignee in accordance with Section 4.2 of the Purchase Agreement as if the Assignor were the "Seller" thereunder; provided, that the Assignee shall demand any such repurchase within ninety (90) days of the Sale Date; provided further, that the Assignor shall not be required to repurchase such Mortgage Loan if it can demonstrate to the Assignee's reasonable satisfaction within thirty (30) days of such delinquency that the related Mortgagor timely made all payments required of the Mortgagor but such payment was otherwise misapplied.

     3. Assignee warrants and represents to, and covenants with, the Assignor, the Servicer and the Seller that:

               vi. (a) The Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans.

               vii. (b) The  Assignee  has full power and  authority to execute, deliver and perform under this Assignment, Assumption and Recognition Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Assignment, Assumption and Recognition Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Assignee. This Assignment, Assumption and Recognition Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms.

               viii. (c)  To the  best  of  Assignee's  knowledge,  no  material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment, Assumption and Recognition Agreement, or the consummation by it of the transactions contemplated hereby.

               ix. (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement, the Interim Servicing Agreement, the Custodial Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans.

               x. (e) The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state.

               xi. (f) The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale.

               xii. (g)  The  Assignee  is  acquiring  the  Mortgage  Loans  for investment for its own account only and not for any other person.

               xiii. (h)  The   Assignee   considers   itself   a   substantial,
                    sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans.

               xiv. (i) The Assignee  has been  furnished  with all  information regarding the Mortgage Loans that it has requested from the Assignor or the Seller.

               xv. (j) Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Mortgage Loans under the 1933 Act or that would render the disposition of the Mortgage Loans a violation of
                    Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

               xvi. (k) Either: (I) the Assignee is not an employee benefit plan
                    ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (II) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

     4. The Seller warrants and represents to, and covenants with, Assignee that:

               xvii. (a)  No  offsets,   counterclaims  or  other  defenses  are
                    available to the Seller with respect to the Purchase Agreement or the Mortgage Loans.

               xviii. (b) The  Seller  has not  waived or  agreed to any  waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Interim Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Interim Servicing Agreement. The Seller has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, the Interim Servicing Agreement, the Custodial Agreement or the Mortgage Loans.

               xix. (c) Neither  the Seller nor anyone  acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Mortgage Loans under the 1933 Act or that would render the disposition of the Mortgage Loans a violation of
                    Section 5 of the 1933 Act or require registration pursuant thereto.

     5. The Seller and the Assignor  represent  and warrant to the Assignee that
(i) attached hereto as Exhibit B is a true, accurate and complete copy of the Purchase Agreement, the Interim Servicing Agreement, the Custodial Agreement and all amendments and modifications, if any, thereto, (ii) none of the Purchase Agreement, the Interim Servicing Agreement, or the Custodial Agreement has been amended or modified in any respect, except as set forth in this Agreement, and
(iii) no notice of termination has been given to the Seller under the Purchase Agreement, the Interim Servicing Agreement or the Custodial Agreement.

     6. From and after the date hereof, the Seller shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Seller shall recognize the Assignee as the owner of the Mortgage Loans and, from the date hereof until October 1, 2004 (the "Servicing Transfer Date" and such period, the "Interim Servicing Period"), the Seller shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Interim Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Seller and the Assignee that the Purchase Agreement, the Interim Servicing Agreement and the Custodial Agreement shall be binding upon and inure to the benefit of the Seller, where applicable, and the Assignee and their respective successors and assigns.

     7. Transfer of Servicing; Modification of Servicing Agreement.

     (a) The Seller, the Servicer and the Assignee hereby agree that, pursuant to 5.1(n)(ii) of the Interim Servicing Agreement, as of the Servicing Transfer Date, the Interim Servicing Agreement, and all of the Seller's and the
Assignee's rights and obligations thereunder, shall terminate with respect to the Mortgage Loans. On and after the Servicing Transfer Date, the Servicer shall service the Mortgage Loans for the benefit of the Assignee, as owner of the Mortgage Loans, and all subsequent transferees of the Mortgage Loans in accordance with the terms of the Servicing Agreement (Amended and Restated) (the "Servicing Agreement"), dated as of July 1, 2003, between the Servicer, Banc of America Mortgage Capital Corporation and the Assignee, as such terms may be supplemented or modified by this Assignment, Assumption and Recognition Agreement.

               B. (b) On or prior to the Servicing Transfer Date, the Seller will take such steps as are provided for in the Servicer's Transfer Instructions attached hereto as Exhibit C, or as may otherwise be reasonably necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to the Servicer and to comply with all laws and regulations as they relate to such transfer. In connection with the transfer of servicing of the Mortgage Loans, the parties hereto agree that misapplied payments on the Mortgage Loans shall be processed as follows: (i) all parties shall cooperate in correcting misapplication errors; (ii) the party receiving notice of a misapplied payment occurring prior to the Servicing Transfer Date and discovered after the Servicing Transfer Date shall promptly notify the other party; (iii) if a misapplied payment occurred prior to the Servicing Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Seller shall be liable for the amount of such shortage; the Seller shall reimburse the Assignee for the amount of such shortage within thirty (30) days after the receipt of written demand thereof from the Assignee; (iv) if a misapplied payment occurred prior to the Servicing Transfer Date cannot be identified and said misapplied payment has resulted in an overage in a Custodial Account or Escrow Account, the Assignee shall reimburse the Seller for the amount of such shortage within thirty (30) days after the receipt of written demand thereof from the Seller; and (v) any wire transfer or check issued under the provisions of this Section shall be accompanied by a statement indicating the corresponding Seller and/or the Assignee Mortgage Loan identification number and an explanation of the allocation of any such payments.

               C. Notwithstanding the servicing transfer contemplated hereunder, the parties acknowledge that the Seller (and not the Servicer) shall, and the Seller hereby agrees to, (i) remit, on October 20, 2004, the funds that would be due to the Assignee under Section 2.19 of the Interim Servicing Agreement, and (ii) provide the related servicing reports contemplated under such Section, in the same manner as would be required if the Interim Servicing Agreement governed the servicing of the Mortgage Loans on such date. Thereafter, the Servicer shall be responsible for the reporting and remittance obligations with respect to the Mortgage Loans, as set forth in the Servicing Agreement.

     (c) For purposes of the Mortgage Loans to be serviced under the Servicing Agreement, the following terms shall have the following meanings when referenced in such Servicing Agreement:

(i)    ARM Loan:                An Adjustable Rate Mortgage Loan (as defined in the Purchase
                                Agreement).

(ii)   Closing Date:            The same date as the Cut-off Date.

(iii)  Collateral File:         The  related  Mortgage  File  (as  defined  in the  Purchase
                                Agreement).

(iv)   Commitment Letter:       The Purchase  Price and Terms Letter,  dated May 11, 2004 by and between Assignor and Assignee.

(v)    Credit Files:            The files  delivered  by the Seller to the  Servicer for the purpose of servicing the Mortgage Loans.

(vi)   Custodian:               U.S. Bank National Association.

(vii)  Cut-Off Date:            October 1, 2004.

(viii) Freddie Mac:             FHLMC (as defined in the Purchase Agreement).

(ix)   Maturity Date:           With respect to each  Mortgage  Loan,  the date set forth as the maturity date in the related Mortgage Note.

(x)    Mortgage Loan Schedule:  The Mortgage Loan Schedule attached hereto as Exhibit A.

(xi)   Pass-Through Transfer:   Either  (i)  the  sale  or  transfer  of  some or all of the
                                Mortgage  Loans by the  Assignee  to a trust to be formed as
                                part   of   a   publicly   issued   or   privately    placed
                                mortgage-backed  securities  transaction or (ii) a Synthetic
                                Securitization  in which some or all of the  Mortgage  Loans are included as part of the reference  portfolio relating to such securitization.



                                       7

(xii)  Purchase Agreement:      Mortgage Loan Purchase  Agreement,  dated as of June 1, 2004 by and between Assignor and Seller.

(xiii) Owner:                   Bank of America, N.A.

(xiv)  Seller:                  Washington Mutual Mortgage Securities Corp.

(xv)   Servicing Fee Rate:      0.25% per annum.

(xvi)  Synthetic Securitization:  A securitization  pursuant to which the credit  risk of an
                                asset  (but  not  the  asset  itself)  is   transferred   in
                                connection  with  a  publicly  issued  or  privately  placed synthetic mortgage-backed securities transaction.

(xvii) Term Sheet:              This Assignment, Assumption and Recognition Agreement.

(xviii) Unpaid Principal        With  respect  to  each   Mortgage  Loan,  as of any date of
        Balance:                determination,  (i) the principal  balance as of the Cut-off
                                Date, minus (ii) the principal  portion of all payments made by or on behalf of the Mortgagor after such Cut-off Date and received by the Assignee.


     (d) For purposes of Section 8.1 of the Servicing Agreement and the Mortgage Loans, each reference to a "Whole Loan Transfer or Pass-Through Transfer permitted under Article 6 of the Purchase Agreement" shall mean a Whole Loan Transfer or Pass-Through Transfer for which: (i) the Owner provides the Servicer with fifteen (15) calendar days' prior written notice of its intent to effect such Whole Loan Transfer or Pass-Through Transfer; (ii) no more than four (4) investors would own Mortgage Loans subject to such Whole Loan Transfer or Pass-Through Transfer; (iii) no single third-party investor would own Mortgage Loans subject to such Whole Loan Transfer or Pass-Through Transfer with an aggregate Unpaid Principal Balance immediately after such Whole Loan Transfer or Pass-Through Transfer of less than $5,000,000, (iv) the Owner provides the Servicer with initial drafts of all documents for which the Servicer is requested to become a party in connection with such Whole Loan Transfer or Pass-Through Transfer at least ten (10) days prior to the related settlement date (the "Subsequent Transfer Settlement Date"); (v) the Owner provides the Servicer with a final list of the Mortgage Loans subject to such Whole Loan Transfer or Pass-Through Transfer at least two (2) Business Days prior to the related Subsequent Transfer Settlement Date, (vi) no Mortgage Loan is subject to more than one Whole Loan Transfer in any given Due Period, unless both the Owner and the initial transferee from the Owner each give appropriate notice pursuant to this Section, or (vii) the related Subsequent Transfer Settlement Date does not occur on or prior to October 30, 2004.

     (e) If requested by the Assignee, the Servicer shall, at the Assignee's sole expense and within sixty (60) days after the Servicer receives such request, create an imaged copy on CD ROM or a xeroxed copy of the documents contained in the Credit File (as defined in Section 7(c)(v) hereof) of any Mortgage Loan and deliver, or cause to be delivered, each such imaged or xeroxed copy to the Custodian or the Assignee. If the Servicer fails to furnish copies within the time period specified in this Section 7(e) after the Assignee has requested copies from the Credit File of a given Mortgage Loan, and if the Mortgaged Property secured by such Mortgage Loan subsequently becomes REO Property, the Servicer shall indemnify the Assignee for losses incurred with respect to such Mortgage Loan.

II. 8. Except as expressly amended and modified by this Assignment, Assumption and Recognition Agreement, the Interim Servicing Agreement and the Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

     A. 9. THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     B. 10. This Assignment, Assumption and Recognition Agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.





                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first written above.


Assignor                                                  Assignee

DLJ MORTGAGE CAPITAL, INC.                                BANK OF AMERICA, N.A.

By:      _______________________________                  By:      _______________________________
Name:    _______________________________                  Name:    Bruce W. Good
Its:     _______________________________                  Its:     Vice President


Seller                                                    Servicer

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.               WASHINGTON MUTUAL BANK, FA

By:      _______________________________                  By:      _______________________________
Name:    _______________________________                  Name:    _______________________________
Its:     _______________________________                  Its:     _______________________________












            [Signature page to AAR among DLJ, WMMSC, BANA and WAMU]

ACKNOWLEDGED AND AGREED, for purposes of Section 7 only, as of the date first written above:


Custodian

U.S. BANK NATIONAL ASSOCIATION

By:      _______________________________
Name:    _______________________________
Its:     _______________________________




The undersigned  party hereby  consents  pursuant to Section
9.2 of the Servicing Agreement to the written amendments of the Servicing Agreement set forth above with respect to the Mortgage Loans.

BANC OF AMERICA MORTGAGE CAPITAL CORPORATION

By:      ________________________________

Name: Bruce W. Good

Title: Vice President



















          [Acknowledgment page to AAR among DLJ, WMMSC, BANA and WAMU]

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE





























                               EXHIBIT A - Page 1

                                    EXHIBIT B

            EXECUTION COPIES OF THE MORTGAGE LOAN PURCHASE AGREEMENT,
          THE INTERIM SERVICING AGREEMENT, THE CUSTODIAL AGREEMENT, AND
                             THE MEMORANDUM OF SALE

























                               EXHIBIT B - Page 1

                                    EXHIBIT C

                         SERVICING TRANSFER INSTRUCTIONS

                                   APPENDIX B

                               Servicing Agreement

     [Included as Exhibits 10.5(A) and (B) to the Current Report on Form 8-K
                pursuant to which this Assignment, Assumption and
                        Recognition Agreement is filed.]

























                               EXHIBIT B - Page 2